UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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ADVISORS SERIES TRUST

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Semper MBS Total Return Fund
Semper Short Duration Fund
each a series of Advisors Series Trust
615 East Michigan Street, Milwaukee, Wisconsin 53202

[ ], 2023
Dear Shareholder:

I am writing to inform you about an upcoming special meeting (the “Special Meeting”) of the shareholders of the Semper MBS Total Return Fund and Semper Short Duration Fund (each, a “Fund” and collectively, the “Funds”), each a series of Advisors Series Trust (the “Trust”). The Special Meeting is being held to seek shareholder approval of the proposal (the “Proposal”) discussed below and in the accompanying Proxy Statement:
(i)To approve an Investment Advisory Agreement between Medalist Partners LP and the Trust, on behalf of each Fund. No increase in shareholder fees or expenses is being proposed.
(ii)To transact such other business as may properly come before the Special Meeting and any adjournments thereof.
Enclosed you will find a notice of the Special Meeting, a Proxy Statement with additional information about the Proposal, and a proxy card with instructions for voting. Following this letter, you will find questions and answers regarding the Proxy Statement that are designed to help you understand the Proxy Statement and how to cast your votes. These questions and answers are being provided as a supplement to, not a substitute for, the Proxy Statement, which we urge you to review carefully.

The Board of Trustees of the Trust believes the Proposal is in the best interest of each Fund and its shareholders and recommends that you vote “FOR” the Proposal. Importantly, approval of the Proposal will not result in any increase in shareholder fees.

The Special Meeting is scheduled to be held at 11:00 Central time on September 20, 2023, at the offices of U.S. Bank Global Fund Services, 777 East Wisconsin Avenue, 5th Floor, Milwaukee, Wisconsin 53202. If you are a shareholder of record as of the close of business on July 31, 2023, you are entitled to vote at the Special Meeting and at any adjournment thereof. Your vote is extremely important. While you are welcome to join us at the Special Meeting, most shareholders will cast their votes by filling out, signing, and returning the enclosed proxy card, voting by telephone, or voting using the internet. By responding promptly, you will save the expense of additional follow-up mailings and solicitations. Please vote today.
If you have any questions regarding the Proposal or Proxy Statement, please do not hesitate to call toll-free [1-______]. Representatives will be available Monday through Friday, 9 a.m. to 10 p.m. Eastern time.

Thank you for taking the time to consider these important proposal and for your continuing investment in the Funds.

Sincerely,

Gregory A. Parsons
Chief Executive Officer
Semper Capital Management, L.P.

Semper MBS Total Return Fund
Semper Short Duration Fund
each a series of Advisors Series Trust
615 East Michigan Street, Milwaukee, Wisconsin 53202

NOTICE OF SPECIAL MEETING
TO BE HELD SEPTEMBER 20, 2023

A special meeting of shareholders (the “Special Meeting”) of the Semper MBS Total Return Fund and Semper Short Duration Fund (each, a “Fund” and collectively, the “Funds”), each a series of Advisors Series Trust (the “Trust”), will be held on September 20, 2023, at 11:00 Central time, at the offices of the Funds’ administrator, U.S. Bank Global Fund Services, 777 East Wisconsin Avenue, 5th Floor, Milwaukee, Wisconsin 53202. At the Special Meeting, or any adjournments thereof, shareholders of each Fund will be asked to act upon the following Proposal:

PROPOSAL 1:    To approve an Investment Advisory Agreement between Medalist Partners LP and the Trust, on behalf of each Fund. No increase in shareholder fees or expenses is being proposed.

PROPOSAL 2:    To transact such other business as may properly come before the Special Meeting and any adjournments thereof.

THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES,
UNANIMOUSLY RECOMMEND THAT YOU VOTE “FOR” THE PROPOSAL.

The Trust’s Board of Trustees has fixed the close of business on July 31, 2023, as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Special Meeting and any adjournments thereof. In addition to the proposal above, shareholders may also consider any other business as may be properly brought before the Special Meeting.

Please read the accompanying Proxy Statement. Your vote is very important to us regardless of the number of votes you hold. Shareholders who do not expect to attend the Special Meeting are requested to complete, sign, and promptly return the enclosed proxy card so that a quorum will be present and a maximum number of shares may be voted for the Funds. In the alternative, please call the toll-free number on your proxy card to vote by telephone or go to the website shown on your proxy card to vote over the internet. Proxies may be revoked prior to the Special Meeting by giving written notice of such revocation to the Secretary of the Trust prior to the Special Meeting, delivering a subsequently dated proxy card by any of the methods described above, or by voting in person at the Special Meeting.
By Order of the Board of Trustees,

Elaine E. Richards
Secretary
Advisors Series Trust
[ ], 2023

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND THE PROPOSAL

Below is a brief overview of the matters being submitted to a shareholder vote. Your vote is important, no matter how large or small your holdings may be. Please read the full text of the proxy statement (“Proxy Statement”), which contains additional information about the proposal (the “Proposal”), and keep it for future reference.

QUESTIONS AND ANSWERS

Question 1:     Why are you sending me this information?

Answer:     You are receiving these proxy materials because you have the right to vote on an important Proposal concerning your investment in the Semper MBS Total Return Fund and/or Semper Short Duration Fund (each, a “Fund” and collectively the “Funds”).

Question 2:     What is the Proposal being considered at the Meeting?

Answer:    You are being asked to approve a new investment advisory agreement between Medalist Partners LP (“Medalist Partners”) and the Trust, on behalf of each Fund (the “New Investment Advisory Agreement”).

Semper Capital Management, L.P. (“Semper Capital”), the current investment adviser to the Funds, and Medalist Partners previously entered into a Services Agreement in October 2022 and a Sub-Advisory Agreement in March 2023, whereby the firms formed a partnership to focus on investment opportunities in the structured credit market. Under this partnership, Medalist Partners has been providing certain investment and support services to Semper Capital and the Funds. On July 14, 2023, Semper Capital and Medalist Partners entered into a new agreement to expand their partnership, whereby, upon obtaining relevant client approvals, Medalist Partners would (1) hire certain employees of Semper Capital and (2) transition all investment and support functions to Medalist Partners (the “Transition”). The Transition is expected to take effect in the third quarter of 2023. Medalist Partners has agreed to an economic sharing arrangement with Semper Capital with respect to the Funds for a period following the Transition. Simultaneously with the effectiveness of the Transition, Semper Capital intends to terminate the investment advisory agreements with the Trust, on behalf of the Funds (“Prior Investment Advisory Agreements”).

To provide for continuity in the operation of the Funds and upon the recommendation of Semper Capital, the Board, including a majority of the Trustees who are not “interested persons” of the Trust, as defined under the 1940 Act, at a meeting held on July 20, 2023, determined that it would be in the best interests of each Fund and its shareholders to approve the New Investment Advisory Agreement that as soon as feasibly possible after receiving shareholder approval. Accordingly, shareholders of each Fund must approve the New Investment Advisory Agreement in order to replace the Prior Investment Advisory Agreements, which will allow Medalist Partners to serve as each Fund’s investment adviser. Mr. Thomas Mandel, CFA, current Chief Investment Officer of Semper Capital, who has been a portfolio manager of each Fund since each Fund’s inception, will become an employee of Medalist Partners and will continue to be a portfolio manager responsible for day-to-day investment management of each Fund. It is anticipated that effective after the Transition, Mr. Gregory Richter, CEO and Partner of Medalist Partners, will join Thomas Mandel as a portfolio manager for each Fund. Mr. Vesta Marks, who has been a portfolio manager of each Fund since January 2023, will not become an employee of Medalist and will no longer serve as a portfolio manager to the Funds.

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The terms of the New Investment Advisory Agreement are substantially identical to the terms of the Prior Investment Advisory Agreements, except for the investment adviser, dates of execution, effectiveness, and termination. As shown in the table below, the New Investment Advisory Agreement will have the same investment management fee schedule for each Fund as under the Prior Investment Advisory Agreements. Additionally, the expense limitation that is currently in place for each Fund’s total operating expenses will remain unchanged for at least two years from the effective date of the New Investment Advisory Agreement.

Fund	Management Fee	Expense Cap
Semper MBS Total Return Fund (to be renamed Medalist Partners MBS Total Return Fund)	0.60% for net assets up to $1.5 billion, 0.55% for the next $1 billion, and 0.50% over $2.5 billion	0.90%
Semper Short Duration Fund (to be renamed Medalist Partners Short Duration Fund)	0.35%	0.60%

If the Proposal is not approved by the Funds’ shareholders, the Board will consider alternatives for the Funds and take such action as it deems necessary and in the best interests of each Fund and its shareholders, which may include further solicitation of a Fund’s shareholders or liquidation of the Fund.

Question 3:     Will the Proposal result in any change in the fees or expenses payable by the Funds?

Answer:    No. Approval of the Proposal by Fund shareholders will not affect the fees or expenses payable by the Funds.

Question 4:     Why am I being asked to approve a New Investment Advisory Agreement?

Answer:    At a meeting of the Trust’s Board of Trustees (the “Board”) held on July 20, 2023, the Board approved the New Investment Advisory Agreement. Under the Investment Company Act of 1940, as amended (the “1940 Act”), the approval of a new Investment Advisory Agreement for the Funds also requires the affirmative vote of a “majority of the outstanding voting securities” of each Fund. Accordingly, you are being asked to approve the New Investment Advisory Agreement.

If the Funds’ shareholders approve the New Investment Advisory Agreement, Medalist Partners will assume the responsibilities of being the Funds’ investment adviser and will replace Semper Capital as investment adviser to the Funds. Mr. Thomas Mandel, CFA, current Chief Investment Officer of Semper Capital, who has been a portfolio manager of each Fund since each Fund’s inception, will become an employee of Medalist Partners and will continue to be a portfolio manager responsible for day-to-day investment management of each Fund. It is anticipated that effective after the Transition, Mr. Gregory Richter, CEO and Partner of Medalist Partners, will join Thomas Mandel as a portfolio manager for each Fund. Mr. Vesta Marks, who has been a portfolio manager of each Fund since January 2023, will not become an employee of Medalist and will no longer serve as a portfolio manager to the Funds. Before the New Investment Advisory Agreement can take effect, the Funds’ shareholders must vote to approve the New Investment Advisory Agreement.

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Question 5:     What are the reasons for the proposed change in Investment Adviser to the Fund?

Answer:    As stated above, Semper Capital and Medalist Partners entered into a new agreement to expand their partnership, whereby, upon obtaining relevant client approvals, Medalist Partners would (1) hire certain employees of Semper Capital and (2) transition all investment and support functions to Medalist Partners. Medalist Partners has agreed to an economic sharing arrangement with Semper Capital with respect to the Funds for a period following the Transition. The Board weighed a number of other factors in reaching its decision to approve the New Investment Advisory Agreement for Medalist Partners to serve as the investment adviser for the Funds, including the history, reputation, qualifications and resources of Medalist Partners and the fact that Semper Capital’s current Chief Investment Officer and the portfolio manager of each Fund since inception would continue to provide the day-to-day management of the Funds at Medalist Partners. The Board also considered that, as a result of the proposal, the Funds’ advisory fees would not increase and that all costs incurred by the Funds as a result of the Transition would be borne by Semper Capital and Medalist Partners, not the Funds’ shareholders. The Board additionally considered that Semper Capital believes that Medalist Partners has access to broader investment resources and institutional infrastructure, which may help to better serve shareholders’ needs. Please see “Board Recommendation of Approval” in the Proxy Statement for a full discussion of the Board’s considerations.

Question 6:    Will there be any changes in the services provided by the Investment Adviser to the Funds?

Answer:     No. Under the proposed arrangements, Medalist Partners will provide substantially the same day-to-day portfolio management services to the Funds as Semper Capital currently provides.

Question 7:    Will there be any changes to the portfolio management team for my Fund?

Answer:    Yes. It is anticipated that effective after the Transition, Mr. Gregory Richter, CEO and Partner of Medalist Partners, will join Thomas Mandel, CFA, current Chief Investment Officer of Semper Capital, as a portfolio manager for each Fund. Mr. Vesta Marks, who was named a portfolio manager of both Funds in January 2023, will not become an employee of Medalist Partners. Accordingly, he will not be part of the portfolio management team after the Transition.

Question 8:     Will there be any changes to the Funds’ investment policies, strategies or risks in connection with the New Investment Advisory Agreement?

Answer:     No. None of the Funds’ investment policies, strategies, or risks will change as a result of the Proposal.

Question 9:     Will there be any other changes to the Funds as a result of the change in Investment Adviser?

Answer:     Yes. Once shareholders approve the New Investment Advisory Agreement with Medalist Partners, the names of the Funds will be changed to reflect the name of the new Investment Adviser as follows:
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Existing Fund Names		Proposed New Fund Names
Semper MBS Total Return Fund	à	Medalist Partners MBS Total Return Fund
Semper Short Duration Fund	à	Medalist Partners Short Duration Fund

Question 10:     What will happen if Fund shareholders do not approve the Proposal?

Answer:    Each Fund will vote separately on the Proposal and the approvals are not contingent on one another. It is possible that the Proposal may be approved by shareholders of one Fund but not by shareholders of the other Fund. If that were the case, management expects that the shareholder meeting would be adjourned for the particular Fund to give more time to solicit shareholder votes in favor of the Proposal that did not receive shareholder approval. The Proposal will be implemented with respect to the Funds that approved it. If the Proposal is not approved by the Funds’ shareholders, the Board will consider alternatives for the Funds and take such action as it deems necessary and in the best interests of each Fund and its shareholders, which may include further solicitation of a Fund’s shareholders or liquidation of the Fund.

Question 11:     How does the Board recommend that I vote in connection with the Proposal?

Answer:    The Board unanimously recommends that you vote “FOR” the approval of the Proposal described in the Proxy Statement.

OTHER MATTERS

Question 12:     Will my Fund pay for this proxy solicitation?

Answer:    No. Semper Capital and Medalist Partners or its affiliates are bearing the costs of this proxy solicitation, including the printing and mailing of the Proxy Statement and related materials.

Question 13:.     How can I vote my shares?

Answer:    For your convenience, there are several ways you can vote:

By Mail: Vote, sign and return the enclosed proxy card(s) in the enclosed self-addressed, postage-paid envelope;

By Telephone: Call the number printed on the enclosed proxy card(s);

By Internet: Access the website address printed on the enclosed proxy card(s); or

In Person: Attend the Meeting as described in the Proxy Statement.

Question 14:     How may I revoke my proxy?

Answer:     Any proxy may be revoked at any time prior to its use by written notification received by the Trust’s Secretary, by the execution and delivery of a later-dated proxy, or by attending the Meeting and voting in person. Shareholders whose shares are held in “street name” through their broker will need to obtain a legal proxy from their broker and present it at the Meeting in order to vote in person. Any letter of revocation or later-dated proxy must be received by
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the appropriate Fund prior to the Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked.

Question 15:    Where can I obtain additional information about this Proxy Statement?

Answer:     If you need any assistance, or have any questions regarding the Proposal or how to vote your shares, please call our proxy solicitor, EQ Fund Solutions (the “Proxy Solicitor”), at [1-______]. Representatives are available to assist you Monday through Friday, 9:00 a.m. to 10:00 p.m. Eastern Time.

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Semper MBS Total Return Fund
Semper Short Duration Fund
each a series of Advisors Series Trust
615 East Michigan Street
Milwaukee, Wisconsin 53202

PROXY STATEMENT [ ], 2023

This Proxy Statement is being furnished to the shareholders of the Semper MBS Total Return Fund and the Semper Short Duration Fund (each a “Fund,” and collectively, the “Funds”), each a series of Advisors Series Trust (the “Trust”), an open-end management investment company, on behalf of the Trust’s Board of Trustees (the “Board”) in connection with each Fund’s solicitation of its shareholders’ proxies for use at a special meeting of shareholders of the Funds (the “Special Meeting”) to be held on September 20, 2023, at 11:00 Central time, at the offices of the Fund’s administrator, U.S. Bank Global Fund Services, 777 East Wisconsin Avenue, 5th Floor, Milwaukee, Wisconsin 53202, for the purposes set forth below and in the accompanying Notice of Special Meeting.

Shareholders of record at the close of business on the record date, established as July 31, 2023 (the “Record Date”), are entitled to notice of, and to vote at, the Special Meeting. The approximate mailing date of this Proxy Statement to shareholders is August 14, 2023. The Special Meeting will be held to obtain shareholder approval for the following proposal (the “Proposal”):

PROPOSAL 1:     To approve an Investment Advisory Agreement between Medalist Partners LP and the Trust, on behalf of each Fund. No increase in shareholder fees or expenses is being proposed.

PROPOSAL 2:    To transact such other business as may properly come before the Special Meeting and any adjournments thereof.

At your request, the Trust will send you a free copy of the most recent audited annual report for the Funds or the Funds’ current prospectus and statement of additional information (“SAI”). Please call the Funds at (855) 736-7799 or write to the Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, to request an annual report, prospectus, or SAI, or with any questions you may have relating to this Proxy Statement.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting.

This Proxy Statement is available on the internet at [https://vote.proxyonline.com/semper/docs/proxy2023.pdf]. You may request a copy by mail [(Semper Funds] c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701) or by telephone at [1-______]. Representatives will be available Monday through Friday, 9 a.m. to 10 p.m. Eastern time. You may also call for information on how to obtain directions to be able to attend the Special Meeting and vote in person.

Background. Semper Capital Management, L.P. (“Semper Capital”), the Funds’ investment adviser, is an investment adviser registered with the U.S. Securities and Exchange Commission (“SEC”) and has provided investment advisory services to the Funds since their inceptions--July 2013 for the Semper MBS Total Return Fund, and December 2010 for the Semper Short Duration Fund. Semper Capital manages the Semper MBS Total Return Fund pursuant to an investment advisory agreement dated March 22, 2018, which agreement was approved by a majority of the Fund’s outstanding voting securities at a shareholder meeting held the same day. The purpose of the shareholder meeting was to seek shareholder approval to increase the investment management fee for the Fund. Semper Capital manages the Semper Short Duration Fund pursuant to an investment advisory agreement dated March 9, 2015, which agreement was approved by a majority of both Funds’ outstanding voting securities at a shareholder meeting held March 6, 2015 to approve a new investment advisory agreement due to a change of control of Semper Capital. The Board most recently renewed the investment advisory agreements with Semper Capital (“Prior Investment Advisory Agreements”) for an additional year at a meeting held December 7-8, 2022.
Semper Capital and Medalist Partners previously entered into a Services Agreement in October 2022 and a Sub-Advisory Agreement in March 2023, whereby the firms formed a partnership to focus on investment opportunities in the structured credit market. Under this partnership, Medalist Partners has been providing certain investment and support services to Semper Capital and the Funds. On July 14, 2023, Semper Capital and Medalist Partners entered into a new agreement to expand their partnership, whereby, upon obtaining relevant client approvals, Medalist Partners would (1) hire certain employees of Semper Capital and (2) transition all investment and support functions to Medalist Partners (the “Transition”). The Transition is expected to take effect in the third quarter of 2023. Medalist Partners has agreed to an economic sharing arrangement with Semper Capital with respect to the Funds for a period following the Transition. Simultaneously with the effectiveness of the Transition, Semper Capital intends to terminate the Prior Investment Advisory Agreements. Accordingly, shareholders of each Fund must approve the New Investment Advisory Agreement to be effective simultaneously with the Transition.

To provide for continuity in the operation of the Funds and upon the recommendation of Semper Capital, the Board, including a majority of the Trustees who are not “interested persons” of the Trust, as defined under the 1940 Act, at a meeting held on July 20, 2023, determined that it would be in the best interests of each Fund and its shareholders to approve the New Investment Advisory Agreement that as soon as feasibly possible after receiving shareholder approval. Accordingly, shareholders of each Fund must approve the New Investment Advisory Agreement in order to replace the Prior Investment Advisory Agreements, which will allow Medalist Partners to serve as each Fund’s investment adviser. Mr. Thomas Mandel, CFA, current Chief Investment Officer of Semper Capital, who has been a portfolio manager of each Fund since each Fund’s inception, will become an employee of Medalist Partners and will continue to be a portfolio manager responsible for day-to-day investment management of each Fund. It is anticipated that effective after the Transition, Mr. Gregory Richter, CEO and Partner of Medalist Partners, will join Thomas Mandel as a portfolio manager for each Fund. Mr. Vesta Marks, who has been a portfolio manager of each Fund since January 2023, will not become an employee of Medalist and will no longer serve as a portfolio manager to the Funds. The terms of the New Investment Advisory Agreement are substantially identical to the terms of the Prior Investment Advisory Agreements, except for the investment adviser, dates of execution, effectiveness, and termination. The New Investment Advisory Agreement will have the same investment management fee schedule for each Fund as under the Prior Investment Advisory Agreements. Additionally, the expense limitation that is currently in place for each Fund’s total operating expenses will remain unchanged for at least two years from the effective date of the New Investment Advisory Agreement.

The New Investment Advisory Agreement cannot become effective until approved by a majority vote of the outstanding shares of each Fund. Semper Capital will continue to advise the Funds pursuant to the Prior Investment Advisory Agreements until shareholders approve the New Investment Advisory Agreement. None of the Funds’ investment policies, strategies, or risks will change as a result of the Proposal.

Other Fund fees and expenses will not increase as a result of the approval of the New Investment Advisory Agreement. The New Investment Advisory Agreement is expected to become effective soon after its approval at the Special Meeting upon closing of the Transition. If the Proposal is not approved by the Funds’ shareholders, the Board will consider alternatives for the Funds and take such action as it deems necessary and in the best interests of each Fund and its shareholders, which may include further solicitation of a Fund’s shareholders or liquidation of the Fund.

The Board believes the Proposal is in the best interests of each Fund and its shareholders and recommends that you vote “FOR” the Proposal. Importantly, approval of the Proposal will not result in any increase in shareholder fees, nor will it change the number of shares you own of the Funds.

PROPOSAL: APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

The proposed new investment adviser, Medalist Partners LP, located at 777 Third Avenue, Suite 1402, New York, NY 10017, is an alternative investment management firm focused on credit opportunities, and is registered with the SEC. Medalist Partners was formed as a Delaware limited liability company in 2017 and converted to a Delaware limited partnership in 2018. The principal owners and partners of Medalist Partners are Gregory Richter, Michael Ardisson and John Slonieski. Gregory Richter is also the managing member of Medalist Partners General LLC, the general partner of Medalist Partners. The Board approved the New Investment Advisory Agreement with Medalist Partners at a meeting held July 20, 2023. For its services, each Fund will pay Medalist Partners monthly management fees identical to the monthly management fees currently paid to Semper Capital under the Prior Investment Advisory Agreements, as shown in the table below.

Fund	Management Fee	Expense Cap
Semper MBS Total Return Fund (to be renamed Medalist Partners MBS Total Return Fund)	0.60% for net assets up to $1.5 billion, 0.55% for the next $1 billion, and 0.50% over $2.5 billion	0.90%
Semper Short Duration Fund (to be renamed Medalist Partners Short Duration Fund)	0.35%	0.60%

For the fiscal year ended November 30, 2022, Semper Capital received a management fee of 0.60% of the Semper MBS Total Return Fund’s average daily net assets, and received a management fee of 0.30% of the Semper Short Duration Fund’s average daily net assets, after waivers.

Summary of the New Investment Advisory Agreement. A copy of the form of the New Investment Advisory Agreement is attached to this Proxy Statement as Exhibit A. The following description of the material terms of the New Investment Advisory Agreement is only a summary and is qualified in its entirety by reference to Exhibit A.

Duration and Termination. Similar to the Prior Investment Advisory Agreements, the New Investment Advisory Agreement provides that it will become effective upon the latter of approval by a majority of the Trustees who are not interested persons of the Trust as defined in the 1940 Act (“Independent Trustees”) and, if required, by a vote of the majority of the outstanding voting securities of the Fund. As with the Prior Investment Advisory Agreements, the New Investment Advisory Agreement provides that it shall remain in effect for each Fund for two years from the effective date and thereafter for successive periods of one year, subject to annual Board approval as required by the 1940 Act. Like the Prior Investment Advisory Agreements, the New Investment Advisory Agreement provides for the termination of the agreement with respect to each Fund at any time (1) by the vote of the majority of the Board or by the vote of a majority of the outstanding securities of the Fund on at least 60 days’ written notice to the investment adviser; or (2) by the investment adviser on not less than 60 days’ written notice to the Fund.

Management Fee. The New Investment Advisory Agreement and Prior Investment Advisory Agreements contain identical fee structures as outlined above.

Brokerage Policies. Both the New Investment Advisory Agreement and the Prior Investment Advisory Agreements provide that the respective investment adviser shall be responsible for decisions to buy and sell securities for the Funds, for broker-dealer selection and for negotiation of brokerage commission rates, provided that the investment adviser shall not direct orders to an affiliated person of the investment adviser without general prior authorization to use such affiliated broker or dealer from the Board. Similar to Semper Capital, Medalist Partners’ primary consideration in effecting a securities transaction will be execution at the most favorable price. In selecting a broker-dealer to execute each particular transaction, Medalist Partners may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Funds on a continuing basis. The price to the Funds in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Payment of Expenses. Under the New Investment Advisory Agreement, Medalist Partners is responsible for providing the personnel, office space and equipment reasonably necessary for the operation of the Funds, the expenses of printing and distributing copies of the Funds’ prospectus, statement of additional information, and sales and advertising materials to prospective investors (to the extent such expenses are not covered by any applicable plan adopted pursuant to Rule 12b-1 under the 1940 Act), the costs of any special Board meetings or shareholder meetings convened for the primary benefit of Medalist Partners, and any costs of liquidating or reorganizing the Funds. The New Investment Advisory Agreement also provides that Medalist Partners shall be responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit, subject to the terms of such agreement. Identical terms currently apply to Semper Capital under the Prior Investment Advisory Agreements.

Other Provisions. The New Investment Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed on Medalist Partners by the agreement, Medalist Partners will not be subject to liability to the Trust or the Funds for any act or omission in the course of, or connected with, rendering services under the agreement or for any losses sustained in the purchase, holding or sale of any security or other asset by the Funds. Identical terms concerning limits on liability and indemnification apply to Semper Capital under the Prior Investment Advisory Agreements.

Portfolio Managers. If Fund shareholders approve the Proposal, there will be two changes to the Funds’ portfolio management teams. Mr. Thomas Mandel, CFA, current Chief Investment Officer of Semper Capital, who has been a portfolio manager of each Fund since each Fund’s inception, will become an employee of Medalist Partners and will continue to be a portfolio manager responsible for day-to-day investment management of each Fund. It is anticipated that effective after the Transition, Mr. Gregory Richter, CEO and Partner of Medalist Partners, will join Thomas Mandel as a portfolio manager for each Fund. Mr. Vesta Marks, who has been a portfolio manager of each Fund since January 2023, will not become an employee of Medalist and will no longer serve as a portfolio manager to the Funds. Accordingly, if the Proposal is approved by shareholders, the portfolio managers of the Funds will be as follows:

Portfolio Managers	Position(s) with Medalist Partners	Managed the Fund Since:
Thomas Mandel, CFA	Portfolio Manager—Liquid Alternatives	Semper MBS Total Return Fund, January 2015 Semper Short Duration Fund, December 2010
Gregory Richter	CEO, Partner and Portfolio Manager	Semper MBS Total Return Fund, Anticipated September 2023 Semper Short Duration Fund, Anticipated September 2023

    Executive Officers and Directors of Medalist Partners. Information regarding the principal executive officers and directors of Medalist Partners is set forth below. The address of Medalist Partners and its executive officers and directors is 777 Third Avenue, Suite 1402, New York, NY 10017.

Name	Position with Medalist Partners
Gregory Richter	Chief Executive Officer, Co-Head of Structured Credit & Asset Finance, Partner
Michael Ardisson	Head of Business Development, Chief Operating Officer, President, Partner
Gurdev Dillon	Chief Financial Officer of Private Credit
John Slonieski	Director of Private Credit, Partner
Ericka Iachello	Chief Compliance Officer and Chief Financial Officer of Structured Credit

No Trustee or officer of the Trust currently holds any position with Medalist Partners or its affiliated persons.

Recommendation of the Board of Trustees. The Board believes that the terms and conditions of the New Investment Advisory Agreement are fair to, and in the best interests of, each Fund and its shareholders. The Board was presented with information demonstrating that the New Investment Advisory Agreement would enable each Fund’s shareholders to continue to obtain quality services at a cost that was fair and reasonable.

    In considering the New Investment Advisory Agreement, the Board took into consideration (1) the nature, extent, and quality of the services to be provided by Medalist Partners; (2) the historical performance of the Funds; (3) the estimated cost of the services to be provided by Medalist Partners and the fact that the management fees will be identical to the existing management fees of the Funds; (4) any fall-out benefits that may be enjoyed by Medalist Partners or its affiliates; (5) the Funds’ portfolio management team will remain in tact, with an additional Portfolio Manager to be added; and (6) other factors the Board deemed to be relevant.

In connection with the Board’s review of the New Investment Advisory Agreement, the Trustees considered a variety of matters, including, among others, the following:

•Medalist Partners has been acting as a strategic partner to Semper Capital in supporting the Funds through a Services Agreement since October 2022. This has included providing resources across the investments, operations, accounting, compliance and client functions.
•Medalist Partners became a sub-advisor to the Funds in February 2023.
•At this time, both Semper and Medalist Partners believe that the most efficient way to manage the Funds is to transition them onto Medalist Partners’ platform, whereby Medalist Partners would become the investment adviser to the Funds.
•A core member of the Semper Capital team that currently directly manages the Funds (i.e., Thomas Mandel, CIO), who has managed each Fund since inception, will be hired by Medalist Partners to continue managing the Funds. Additionally, Gregory Parsons, current Chief Executive Officer of Semper Capital, will be hired by Medalist Partners to continue supporting the Funds.
•That Semper Capital was subject to certain conflicts of interest in recommending the approval of Medalist Partners as the new investment adviser to the Funds. The Board noted that Medalist Partners has agreed to an economic sharing arrangement with Semper Capital with respect to the Funds for a period following the Transition.

Prior to and during the Meeting held July 20, 2023, representatives from Medalist Partners, presented additional oral and written information to help the Board evaluate the investment adviser’s fees and other aspects of the New Investment Advisory Agreement. Among other things, representatives from Medalist Partners provided an overview of their advisory business, including key personnel, the firm’s compliance infrastructure, and the firm’s rigorous investment research process. Medalist Partners provided the Board with prior performance data of a private fund that invests in structured fixed income securities, which the Board found to be acceptable. The Board then discussed the materials and oral presentation that it had received and any other information that the Board received at the Meeting, and deliberated on the approval of the New Investment Advisory Agreement in light of this information. In its deliberations, the Board did not identify any single piece of information discussed below that was all-important or controlling.

Nature, Extent, and Quality of Services Provided. The Board noted the responsibilities that Medalist Partners would have under the New Investment Advisory Agreement. The Board noted that Semper Capital believed that the engagement of Medalist Partners should enhance the quality of research services that are being provided to the Funds. The Board also noted that Medalist Partners would be hiring Mr. Mandel, who has managed each Fund since inception, as an employee and that he would continue to be one of the portfolio managers responsible for day-to-day management of the Fund.

In considering the nature, extent, and quality of the services to be provided by Medalist Partners, the Board considered the quality of Medalist Partners’ compliance infrastructure and the determination that Medalist Partners has appropriate compliance policies and procedures in place. The Board noted that it had previously received a copy of the

Medalist Partners’ registration form (Form ADV), as well as the response of Medalist Partners to a detailed series of questions which included, among other things, information about the background and experience of the team members. The Board also considered Medalist Partners’ resources and capacity with respect to portfolio management, compliance, and operations.

After discussion, the Independent Trustees concluded that Medalist Partners has the appropriate personnel and compliance policies and procedures to perform its duties under the Medalist Partners and that the nature, overall quality, cost, and extent of such services was expected to be satisfactory.

The Funds’ historical performance and the overall performance of Medalist Partners. The Board reviewed the performance of the Funds, noting that Medalist Partners was not the named investment adviser of the Funds for the period of the Funds’ performance being reviewed, but that the portfolio manager who had been managing each Fund since each Fund’s inception will continue to be one of the portfolio managers for each Fund. The Board reviewed the performance of the Semper MBS Total Return Fund and Semper Short Duration Fund as of March 31, 2023, on both an absolute basis and a relative basis in comparison to its peer funds utilizing Morningstar classifications, appropriate securities market benchmarks. While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance. When reviewing each Fund’s performance against the comparative peer group universe, the Board took into account that the investment objectives and strategies of the Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe. When reviewing a Fund’s performance against broad market benchmarks, the Board took into account the differences in portfolio construction between the Fund and such benchmarks as well as other differences between actively managed funds and passive benchmarks, such as objectives and risks. In assessing periods of relative underperformance or outperformance, the Board took into account that relative performance can be significantly impacted by performance measurement periods and that some periods of underperformance may be transitory in nature while others may reflect more significant underlying issues.

For the Semper MBS Total Return Fund, the Board noted that the Fund underperformed the Morningstar peer group average for the one- and five-year periods and outperformed for the three-year period ended March 31, 2023. The Board noted that the Fund underperformed the average of its Cohort group for the one-, three- and five-year periods ended March 31, 2023.

For the Semper Short Duration Fund, the Board noted that the Fund outperformed the Morningstar peer group for the one-, three- and ten-year periods and underperformed for the five-year period ended March 31, 2023. The Board also noted that the Fund outperformed the Cohort average for the one-, three-, and ten-year periods and underperformed for the five-year period ended March 31, 2023.

Costs of Services Provided and the Structure of the Advisory Fees under the New Investment Advisory Agreement. The Board reviewed the advisory fees to be paid by to Medalist Partners for its services to the Funds under the New Investment Advisory Agreement.

For the Semper MBS Total Return Fund, the Board noted that Medalist Partners had contractually agreed to maintain an annual expense ratio for the Fund of 0.90%, excluding certain operating expenses and class-level expenses (the “Expense Cap”). The Board took into consideration that the contractual management fee was above the Cohort’s median and average of its cohort, while the net expense ratio was above the Cohort average and median. The Board noted that the Fund’s management fee of 0.60% is in the second quartile of the Morningstar peer group, while the net expense ratio is below the Morningstar peer group average.

For the Semper Short Duration Fund, the Board noted that Medalist Partners had contractually agreed to maintain an annual expense ratio for the Fund of 0.60%, excluding certain operating expenses and class-level expenses (the “Expense Cap”). The Board took into consideration that the contractual management fee was below the Cohort’s median and average, but that the Fund’s net expense ratio was above the Cohort’s median and average. The Board noted that the Fund’s management fee of 0.35% is in the top quartile of the Morningstar peer group, while the Fund’s net expense ratio is above its Morningstar peer group average.

The Board also considered Medalist Partners’ representation that none of its separate accounts are managed identically to the Funds.

The Board determined that it would continue to monitor the appropriateness of the advisory fees for the Funds and concluded that, at this time, the fees to be paid to Medalist Partners, as investment adviser were fair and reasonable.

Economies of Scale. The Board also considered whether economies of scale would be realized by Medalist Partners that should be shared with shareholders. The Board further noted that Medalist Partners has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Funds do not exceed the specified Expense Caps for at least a two-year period, but noted that for the Semper MBS Total Return Fund, expenses are currently running below its Expense Cap. The Board recognized that Medalist Partners is likely to realize economies of scale in managing the Funds as assets grow in size. The Board determined that it would monitor fees as the Funds grow to determine whether economies of scale were being effectively shared with the Funds and their shareholders.

The Profits to be realized by Medalist Partners and its affiliates from their relationship with the Funds. The Board reviewed Medalist Partners’ financial information and took into account both the potential direct benefits and the indirect benefits to Medalist Partners from advising the Funds. The Board considered the estimated profitability to Medalist Partners from its new relationship with the Funds and considered any potential additional material benefits likely to be derived by Medalist Partners from its relationship with the Funds, such as Rule 12b-1 fees. The Board also considered that the Funds historically do not generate “soft dollar” benefits that may be used by Medalist Partners in exchange for Fund brokerage. After such review, the Board determined that the estimated profitability to Medalist Partners with respect to the New Investment Advisory Agreement was not excessive.

Conclusion. No single factor was determinative of the Board’s decision to approve the New Investment Advisory Agreement; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including a majority of the Independent Trustees, determined that the New Investment Advisory Agreement, including the compensation payable under the agreement, was fair and reasonable to the Funds. The Board, including a majority of the Independent Trustees, therefore determined that the approval of the New Investment Advisory Agreement was in the best interests of the Funds and their shareholders.

The Board unanimously recommends that shareholders of the Funds vote “FOR” approval of the New Investment Advisory Agreement.

Expenses Related to the Proposal. Semper Capital and Medalist Partners or its affiliates are bearing the costs of this proxy solicitation, including the printing and mailing of the Proxy Statement and related materials. The Funds are not bearing any costs related to this proxy solicitation. See below for more information about the total estimated costs.

Required Vote. Approval of the Proposal with respect to each Fund, requires the affirmative vote of a “majority of the outstanding voting securities” of the respective Fund. Under the 1940 Act, a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present or represented by proxy at the Special Meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy at the Special Meeting, or (b) more than 50% of the outstanding shares. If the Proposal is not approved by the Funds’ shareholders, the Board will consider alternatives for the Funds and take such action as it deems necessary and in the best interests of each Fund and its shareholders, which may include further solicitation of a Fund’s shareholders or liquidation of the Fund.

OTHER BUSINESS
Additional Information about the Trust. No Trustee or officer of the Trust currently holds any position with any investment adviser or sub-adviser to the Trust.

Record Date/Shareholders Entitled to Vote. Each Fund is a separate series, or portfolio, of the Trust, a Delaware statutory trust and registered investment company under the 1940 Act. The record holders of outstanding shares of the Funds are entitled to vote one vote per share (and a fractional vote per fractional share) on all matters presented at the Special Meeting with respect to the Funds, including the Proposal. No class of either Fund has different or separate voting rights with respect to the Proposal.

Shareholders of the Trust at the close of business on July 31, 2023, the Record Date, will be entitled to be present and vote at the Special Meeting. As of the close of business on the Record Date there were [...] common shares of the Semper MBS Total Return Fund and [...] common shares of the Semper Short Duration Fund issued and outstanding.

Voting Proxies. You should read the entire Proxy Statement before voting. If you have any questions regarding the Proxy Statement, please call toll-free [1-______]. If you sign and return the accompanying proxy card, you may revoke it by giving written notice of such revocation to the Secretary of the Trust prior to the Special Meeting or by delivering a subsequently dated proxy card or by attending and voting at the Special Meeting in person. Proxies voted by telephone or internet may be revoked at any time before they are voted by proxy voting again through the website or toll-free number listed in the enclosed proxy card. Properly executed proxies will be voted, as you instruct, by the persons named in the accompanying proxy card. In the absence of such direction, however, the persons named in the accompanying proxy card intend to vote “FOR” the Proposal and may vote at their discretion with respect to other matters not now known to the Board that may be presented at the Special Meeting. Attendance by a shareholder at the Special Meeting does not, in itself, revoke a proxy.

If sufficient votes are not received by the date of the Special Meeting, the Special Meeting may be adjourned, once or more, by either the chairman of the Special Meeting or by the vote of the holders of a majority of the Fund shares present at the Special Meeting in person or by proxy to permit further solicitation of proxies. If there is a vote to adjourn, persons named as proxies will vote all proxies in favor of adjournment that voted in favor of the Proposal and vote against adjournment all proxies that voted against the Proposal.

Quorum Required. Each Fund must have a quorum of shares represented at the Special Meeting, in person or by proxy, to take action on any matter relating to that Fund. Under the Trust’s Agreement and Declaration of Trust, as amended, a quorum is constituted by the presence in person or by proxy of at least 40% of the outstanding shares of the Fund entitled to vote at the Special Meeting.

Abstentions do not represent votes cast for a proposal but will be counted for purposes of determining whether a quorum is present. “Broker non-votes” are shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power but for which a broker or nominee returns the proxy card or otherwise votes without actually voting on a proposal. However, it is the Trust’s understanding that because broker-dealers, in the absence of specific authorization from their customers, will not have discretionary authority to vote any shares held beneficially by their customers on the matters expected to be presented at the Special Meeting, there are unlikely to be any “broker non-votes” at the Special Meeting.

If a quorum is not present at the Special Meeting, or a quorum is present at the Special Meeting but sufficient votes to approve a proposal are not received, the chairman of the Special Meeting or the holders of a majority of the Fund shares present at the Special Meeting, in person or by proxy, may adjourn the Special Meeting with respect to such proposal and such fund or funds, as necessary, to permit further solicitation of proxies.

Method and Cost of Proxy Solicitation. Proxies will be solicited by the Trust primarily by mail. The solicitation may also include telephone, facsimile, electronic or oral communications by certain officers or employees of the Trust or Semper Capital or Medalist Partners, none of whom will be paid for these services, or by a third-party proxy solicitation firm. Semper Capital and Medalist Partners or its affiliates are bearing the costs of this proxy solicitation, including the printing and mailing of the Proxy Statement and related materials. The expenses connected with the Proposal, the Special Meeting and the solicitation of proxies are estimated to be [$100,000]. The Trust may also request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of a Fund held of record by such persons. Semper Capital may reimburse such broker-dealer firms, custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation, including reasonable expenses in communicating with persons for whom they hold shares of a Fund.

Other Information. The Funds’ distributor and principal underwriter is Quasar Distributors, LLC, 111 E. Kilbourn Ave., Suite 2200, Milwaukee, Wisconsin 53202. U.S. Bancorp Fund Services, LLC, doing business as

U.S. Bank Global Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Funds’ transfer agent and administrator.

Share Ownership. To the knowledge of the Trust’s management, as of the close of business on July 31, 2023 (the Record Date), the officers and Trustees of the Trust, as a group, beneficially owned less than one percent of each Fund’s outstanding shares and less than one percent of the Trust’s outstanding shares. To the knowledge of the Trust’s management, as of the close of business on July 31, 2023, persons owning of record more than 5% of the outstanding shares of each Fund are as listed in the table below. The Trust believes that most of the shares referred to below were held by the persons indicated in accounts for their fiduciary, agency or custodial customers. Any shareholder listed below as owning 25% or more of the outstanding shares of a Fund may be presumed to “control” (as that term is defined in the 1940 Act) the Fund. Shareholders controlling a Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of the Fund’s shareholders.
Semper MBS Total Return Fund) – Investor Class Principal Shareholders

Name and Address	Number of Shares Held	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1901	[...]	[...]	Record
National Financial Services, LLC 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-1995	[...]	[...]	Record
TD Ameritrade Inc. FBO Our Clients P.O. Box 2226 Omaha, NE 68103-2226	[...]	[...]	Record
UBS WM USA Special Custody A/C 1000 Harbor Blvd. Weehawken, NJ 07086-6761	[...]	[...]	Record

Semper MBS Total Return Fund)– Institutional Class Principal Shareholders

Name and Address	Number of Shares Held	% Ownership	Type of Ownership
National Financial Services, LLC 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-1995	[...]	[...]	Record
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1901	[...]	[...]	Record
RELIANCE TRUST CO PO BOX 78446 ATLANTA GA 30357	[...]	[...]	Record
Zions First National Bank PO Box 30880 Salt Lake City, UT 84130-0880	[...]	[...]	Record
UBS WM USA Special Custody A/C 1000 Harbor Blvd. Weehawken, NJ 07086-6761	[...]	[...]	Record

Semper MBS Total Return Fund) – Class A Principal Shareholders

Name and Address	Number of Shares Held	% Ownership	Type of Ownership

Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1901	[...]	[...]	Record
UBS WM USA Special Custody A/C 1000 Harbor Blvd. Weehawken, NJ 07086-6761	[...]	[...]	Record
JP Morgan Securities, LLC 1 Metrotech Ctr. N. Fl. 3 Brooklyn, NY 11201-3873	[...]	[...]	Record

Semper Short Duration Fund– Investor Class Principal Shareholders

Name and Address	Number of Shares Held	% Ownership	Type of Ownership
National Financial Services, LLC 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-1995	[...]	[...]	Record
UBS WM USA Special Custody A/C 1000 Harbor Blvd. Weehawken, NJ 07086-6761	[...]	[...]	Record
Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Customers of MSSB 1 New York Plaza, Floor 12 New York, NY 10004-1932	[...]	[...]	Record
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1901	[...]	[...]	Record

Semper Short Duration Fund– Institutional Class Principal Shareholders

Name and Address	Number of Shares Held	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1901	[...]	[...]	Record
National Financial Services, LLC 499 Washington Blvd, 4th Floor Jersey City, NJ 07310-1995	[...]	[...]	Record
SEI Private Trust Company Attn: Mutual Fund Administrator c/o Principal Financial One Freedom Valley Drive Oaks, PA 19456-9989	[...]	[...]	Record
TD Ameritrade Inc. FBO Our Clients P.O. Box 2226 Omaha, NE 68103-2226	[...]	[...]	Record
Reliance Trust Co FBO Fiduciary Trust C/R PO Box 78446 Atlanta, GA 30357	[...]	[...]	Record

Reports to Shareholders. Copies of the Funds’ most recent annual and semi-annual reports may be requested without charge by writing to the Funds, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202 or by calling toll-free (855) 736-7799.

GENERAL INFORMATION
Other Matters to Come Before the Special Meeting. The Trust’s management does not know of any matters to be presented at the Special Meeting other than the proposals described above. If other business should properly come before the Special Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Shareholder Proposals. The Agreement and Declaration of Trust, as amended, and the Amended and Restated By-laws of the Trust do not provide for annual meetings of shareholders, and the Trust does not currently intend to hold such meetings in the future. Shareholder proposals for inclusion in a proxy statement for any subsequent meeting of the Trust’s shareholders must be received by the Trust a reasonable period of time prior to any such meeting.

Householding. If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address. However, each shareholder will receive separate proxy cards. If you would like to receive a separate copy of the Proxy Statement, please call (855) 736-7799. If you currently receive multiple copies of Proxy Statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call (855) 736-7799 or write to the Funds, c/o U.S. Bank Global Fund Services at 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Exhibit A

INVESTMENT ADVISORY AGREEMENT

with

MEDALIST PARTNERS, LP

This AGREEMENT is made as of […], 2023, by and between Advisors Series Trust, a Delaware statutory trust (the “Trust”), on behalf of the series of the Trust indicated on Schedule A, which may be amended from time to time (the “Fund”), and the investment adviser of the Fund, Medalist Partners, LP, a Delaware limited partnership (the “Adviser”).

WITNESSETH:

WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940, as amended (the “Investment Company Act”); and

WHEREAS, the Fund listed on Schedule A is a series of the Trust having separate assets and liabilities; and

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and is engaged in the business of supplying investment advice as an independent contractor; and

WHEREAS, the Trust desires to retain the Adviser to render advice and services to the Fund pursuant to the terms and provisions of this Agreement, and the Adviser desires to furnish said advice and services;

WHEREAS, the Adviser agrees to serve as the investment adviser for the Fund on the terms and conditions set forth herein; and

WHEREAS, the Adviser may retain one or more sub-advisors (the “Sub-Advisors”) to render portfolio management services to the Fund pursuant to an investment sub-advisory agreement between a Fund, the Adviser and each such Sub-Advisor (each, a “Sub-Advisory Agreement”).

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties to this Agreement, intending to be legally bound hereby, mutually agree as follows:

1.APPOINTMENT OF ADVISER. The Trust hereby employs the Adviser and the Adviser hereby accepts such employment, to render investment advice and related services with respect to the assets of the Fund for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Trust’s Board of Trustees (the “Board of Trustees” or “Board”). In rendering such services, the Adviser may, with the consent of the Board as described below, engage one or more Sub-Advisors to provide day-to-day management of all or a portion of the Fund’s portfolio, including the purchase and sale of securities held in the portfolio of the Fund, subject to the oversight and supervision of the Adviser.

2.DUTIES OF ADVISER.

a.GENERAL DUTIES. The Adviser shall act as investment adviser to the Fund and shall supervise investments of the Fund on behalf of the Fund in accordance with the investment objectives, policies and
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restrictions of the Fund as set forth in the Fund’s and Trust’s governing documents, including, without limitation, the Trust’s Agreement and Declaration of Trust and By-Laws; the Fund’s prospectus, statement of additional information and undertakings; and such other limitations, policies and procedures as the Trustees may impose from time to time and provide in writing to the Adviser (collectively, the “Investment Policies”). In providing such services, the Adviser shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Internal Revenue Code of 1986, the Uniform Commercial Code and other applicable law and shall supervise and oversee any services provided by any Sub-Advisor to the Fund.

Without limiting the generality of the foregoing, the Adviser shall: (i) furnish the Fund with advice and recommendations with respect to the investment of the Fund’s assets and the purchase and sale of portfolio securities and other investments for the Fund, including the taking of such steps as may be necessary to implement such advice and recommendations (i.e., placing the orders); (ii) manage and oversee the investments of the Fund, subject to the ultimate supervision and direction of the Trust’s Board of Trustees; (iii) vote proxies for the Fund (or delegate such responsibility to vote proxies), and file beneficial ownership reports required by Section 13(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), for the Fund; (iv) maintain records relating to the advisory services provided by the Adviser hereunder required to be prepared and maintained by the Adviser or the Fund pursuant to applicable law; (v) furnish reports, statements and other data on securities, valuations of Fund assets, economic conditions and other matters related to the investment of the Fund’s assets which the officers of the Trust may reasonably request; (vi) render to the Trust’s Board of Trustees such periodic and special reports with respect to the Fund’s investment activities as the Board may reasonably request, including at least one in-person appearance annually before the Board of Trustees; and (vii) shall be responsible for overseeing the performance of the Sub-Advisors. The Adviser may pay the Sub-Advisor a portion of the compensation received by the Adviser hereunder; provided, however, that the Adviser shall remain fully liable for all of its obligations under this Agreement. It is understood and agreed that the Adviser shall have no obligation to initiate litigation on behalf of the Fund.

b.BROKERAGE. In connection with the investment and reinvestment of the assets of the Fund, the Adviser is authorized (and can delegate to Sub-Advisors) to select the brokers, dealers or futures commission merchants that will execute purchase and sale transactions for the Fund’s portfolio, to execute for the Fund as its agent and attorney-in-fact standard customer agreements and other documentation in connection with opening trading accounts with such brokers, dealers or futures commission merchants, including, but not limited to, ISDA agreements, and to use all reasonable efforts to obtain the best available price and most favorable execution (“best execution”) with respect to all such purchases and sales of portfolio securities for said portfolio provided that the Adviser shall not direct orders to an affiliated person of the Adviser without general prior authorization to use such affiliated broker or dealer from the Trust’s Board of Trustees. In selecting a broker-dealer to execute each particular transaction, the Adviser may take the following factors, among others, into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. The Adviser shall maintain records adequate to demonstrate compliance with the requirements of this section. Such records shall be made available to the Trust upon request.
Subject to such policies as the Board of Trustees of the Trust may determine and consistent with Section 28(e) of the 1934 Act, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities to clients for which it exercises investment discretion. Subject to the same policies and legal provisions, the Adviser is further authorized to allocate the orders placed by it
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on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Adviser, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Adviser shall determine, and the Adviser shall report on such allocations regularly to the Trust, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

When the Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as of other clients, the Adviser, to the extent permitted by applicable laws and regulations, may aggregate orders of the Fund and of those other clients for the purchase or sale of the security. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

The Trust authorizes and empowers the Adviser to open and maintain trading accounts in the name of the Fund and to execute for the Fund as its agent and attorney-in-fact standard institutional customer agreements with such broker or brokers as the Adviser shall select as provided herein. The Adviser further shall have the authority to instruct the custodian to pay cash for securities and other property delivered to the custodian for the Fund and deliver securities and other property against payment for the Fund, and such other authority granted by the Trust from time to time. The Adviser shall not have authority to cause the custodian to deliver securities and other property or pay cash to the Adviser except as expressly provided herein.

3.REPRESENTATIONS OF THE ADVISER.

a.The Adviser shall use its best judgment and efforts in rendering the advice and services to the Fund as contemplated by this Agreement.
b. The Adviser shall maintain all licenses and registrations necessary to perform its duties hereunder in good order.
c.The Adviser shall conduct its operations at all times in conformance with the Advisers Act, the Investment Company Act, and any other applicable state and/or self-regulatory organization regulations.
d.The Adviser shall maintain errors and omissions insurance in an amount at least equal to that disclosed to the Board of Trustees in connection with their approval of this Agreement.

4.INDEPENDENT CONTRACTOR.

The Adviser shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Trust or the Fund in any way, or in any way be deemed an agent for the Trust or for the Fund. It is expressly understood and agreed that the services to be rendered by the Adviser to the Fund under the provisions of this Agreement are not to be deemed exclusive, and that the Adviser may give advice and take action with respect to other clients, including affiliates of the Adviser, that may be similar or different from that given to the Fund.

5.ADVISER’S PERSONNEL.

The Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Adviser shall be deemed to include any compliance staff and personnel required by the Adviser and reasonably requested by the Board of Trustees.

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6.EXPENSES.

a.With respect to the operation of the Fund, the Adviser shall be responsible for (i) the Fund’s organizational expenses; (ii) providing the personnel, office space and equipment reasonably necessary to perform its obligations hereunder; (iii) the expenses of printing and distributing extra copies of the Fund’s prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders) to the extent such expenses are not covered by any applicable plan adopted pursuant to Rule 12b-1 under the Investment Company Act (each, a “12b-1 Plan”); (iv) the costs of any special Board of Trustees meetings or shareholder meetings convened for the primary benefit of the Adviser and attendance at required annual Board meeting; (v) the costs associated with any supplements to the Fund’s registration statement created at the Adviser’s request; (vi) the fees and expenses of any Sub-Advisor engaged to provide investment advisory services to the Fund; and (vii) any costs of liquidating or reorganizing the Fund (unless such cost is otherwise allocated by the Board of Trustees). If the Adviser has agreed to limit the operating expenses of the Fund, the Adviser also shall be responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit, subject to the terms of such agreement.

b.The Fund is responsible for and has assumed the obligation for payment of all of its expenses, other than as stated in Subparagraph 6(a) above, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the Investment Company Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Fund’s shareholders and the Board of Trustees that are properly payable by the Fund; salaries and expenses of officers of the Trust, including without limitation the Trust’s Chief Compliance Officer, and fees and expenses of members of the Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Adviser; insurance premiums on property or personnel of the Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Fund or other communications for distribution to existing shareholders which are covered by any 12b-1 Plan; legal, auditing and accounting fees; all or any portion of trade association dues or educational program expenses determined appropriate by the Board of Trustees; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under applicable securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

c.The Adviser may voluntarily or contractually absorb certain Fund expenses.

d.To the extent the Adviser incurs any costs by assuming expenses which are an obligation of the Fund as set forth herein, the Fund shall promptly reimburse the Adviser for such costs and expenses, except to the extent the Adviser has otherwise agreed to bear such expenses. To the extent the services for which the Fund is obligated to pay are performed by the Adviser, the Adviser shall be entitled to recover from such Fund to the extent of the Adviser’s actual costs for providing such services. In determining the Adviser’s actual costs, the Adviser may take into account an allocated portion of the salaries and overhead of personnel performing such services.

e.To the extent that the Adviser pays fees in addition to any Fund distribution or servicing fees to financial intermediaries, including without limitation banks, broker-dealers, financial advisors, or pension administrators, for sub-administration, sub-transfer agency or any other shareholder servicing or distribution services associated with shareholders whose shares are held in omnibus or other group accounts, the Adviser shall report such payments regularly to the Trust on the amounts paid and the relevant financial institutions.
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7.INVESTMENT ADVISORY AND MANAGEMENT FEE.

a.The Fund shall pay to the Adviser, and the Adviser agrees to accept, as full compensation for all services furnished or provided to such Fund pursuant to this Agreement, an annual management fee at the rate set forth in Schedule A to this Agreement.

b.The management fee shall be accrued daily by the Fund and paid to the Adviser on the first business day of the succeeding month.

c.The initial fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement is terminated prior to the end of any month, the fee to the Adviser shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

d.The fee payable to the Adviser under this Agreement will be reduced to the extent of any receivable owed by the Adviser to the Fund and as required under any expense limitation applicable to a Fund.

e.The Adviser voluntarily may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of the Fund under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Adviser hereunder or to continue future payments. Any such reduction will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis.

f.Any such reductions made by the Adviser in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, within the following 36 months from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement. Any such reimbursement is also contingent upon the Board’s review and approval at the time reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.

g.The Adviser may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Adviser hereunder.

8.NO SHORTING; NO BORROWING.

The Adviser agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Fund. This prohibition shall not prevent the purchase of such shares by any of the officers or employees of the Adviser or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the Investment Company Act. The Adviser agrees that neither it nor any of its officers or employees shall borrow from the Fund or pledge or use the Fund’s assets in connection with any borrowing not directly for the Fund’s benefit. For this purpose, failure to pay any amount due and payable to the Fund for a period of more than thirty (30) days shall constitute a borrowing.
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9.CONFLICTS WITH TRUST’S GOVERNING DOCUMENTS AND APPLICABLE LAWS.

Nothing herein contained shall be deemed to require the Trust or the Fund to take any action contrary to the Trust’s Agreement and Declaration of Trust, Amended and Restated By-Laws, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of its responsibility for and control of the conduct of the affairs of the Trust and Fund. In this connection, the Adviser acknowledges that the Trustees retain ultimate plenary authority over the Fund and may take any and all actions necessary and reasonable to protect the interests of shareholders.

10.REPORTS AND ACCESS; APPROVAL.

a.The Adviser agrees to supply such information to the Fund’s administrator and to permit such compliance inspections by the Fund’s administrator as shall be reasonably necessary to permit the administrator to satisfy its obligations and respond to the reasonable requests of the Board of Trustees.

b.The Trust agrees to provide the Adviser such information about the Trust and the Fund as is necessary and appropriate for the Adviser to perform its services hereunder. Such information includes, but is not limited to, the Trust’s Agreement and Declaration of Trust and Amended and Restated By-Laws and all compliance policies and procedures of the Trust. The Trust agrees to provide to the Adviser promptly any amendment to the foregoing and, if any such amendment would materially affect the services to be provided by the Adviser hereunder, the Trust agrees to provide the amendment to the Adviser prior to its adoption by the Board of Trustees.

c.The Trust represents and warrants that this Agreement has been authorized by the Board of Trustees and by shareholders in accordance with applicable law.

11.ADVISER’S LIABILITIES AND INDEMNIFICATION.

a.Except as otherwise provided herein, the Adviser shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of the statements in the Fund’s offering materials (including the prospectus, the statement of additional information, advertising and sales materials), relating to (i) the Adviser and its affiliates, (ii) the Fund’s investment strategies and related risks, and (iii) other information, in each case only if supplied in writing by the Adviser for inclusion therein.

b.Except as otherwise provided herein, the Adviser shall be liable to the Fund for any loss (including brokerage charges) incurred by the Fund as a result of any improper investment made by the Adviser in contradiction of the Investment Policies, other than losses or damages relating to lost profits.

c.In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Trust or the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund. Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Trust, the Fund or any shareholder of the Fund may have under any federal securities law or state law.

d.Each party to this Agreement shall indemnify and hold harmless the other party and the shareholders, directors, members, managers, agents, officers and employees of the other party (any such person, an “Indemnified Party”) against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) (collectively, “Losses”) arising out of the Indemnifying Party’s willful misfeasance, bad faith,
6

gross negligence or reckless disregard of its obligations or duties hereunder; provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any Loss to which such Indemnified Party would otherwise be subject by reason of such party’s willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

e.No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or officer of the Adviser, from liability in violation of Sections 17(h) and (i) of the Investment Company Act.

12.NON-EXCLUSIVITY; TRADING FOR ADVISER’S OWN ACCOUNT.

The Trust’s employment of the Adviser is not an exclusive arrangement. The Trust may from time to time employ other individuals or entities to furnish it with the services provided for herein. Likewise, the Adviser may act as investment adviser for any other person, and shall not in any way be limited or restricted from buying, selling or trading any securities for its or their own accounts or the accounts of others for whom it or they may be acting, provided, however, that the Adviser expressly represents that it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Fund under this Agreement; and provided further that the Adviser will adopt a code of ethics governing employee trading and trading for proprietary accounts that conforms to the requirements of the Investment Company Act and the Advisers Act and has been approved by the Board of Trustees.

13.TRANSACTIONS WITH OTHER INVESTMENT ADVISERS.

The Adviser is not an affiliated person of any investment adviser responsible for providing advice with respect to any other series of the Trust, or of any promoter, underwriter, officer, director, member of an advisory board or employee of any other series of the Trust. The Adviser shall not consult with the investment adviser of any other series of the Trust concerning transactions for the Fund or any other series of the Trust.

14.TERM.

This Agreement shall become effective at the time a Fund receives a written consent by a majority of shareholders entitled to vote on the matter approving the Agreement and shall remain in effect for a period of two (2) years, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect thereafter for additional periods not exceeding one (l) year so long as such continuation is specifically approved for the Fund at least annually by (i) the Board of Trustees of the Trust (including the vote of a majority of the Trustees of the Trust who are not interested persons of the Fund or the Adviser) at a meeting called for the purpose of voting on such approval or, (ii) if conducted, the vote of a majority of the outstanding voting securities of the Fund. The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings set forth in the Investment Company Act, and the foregoing requirement that continuance of this Agreement be “specifically approved at least annually” shall be construed in a manner consistent with the Investment Company Act and the rules and regulations thereunder.

15.RIGHT TO USE NAME

The Adviser warrants that the Fund’s name is not deceptive or misleading and that the Adviser has rights to any distinctive name used by a Fund. Any concern regarding copyright, trademark, or patent infringement with respect to the name used by an Adviser Fund managed by the Adviser shall be resolved by the Adviser. The Fund acknowledge that its use of any distinctive name is derivative of its relationship with the Adviser. The Fund may use the name connected with the Adviser or any name derived from or using the name of the Fund managed by the Adviser only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect. Within sixty (60) days from such time as this Agreement shall no longer be in effect, the Trust and Fund shall cease to use such a name or any other name connected with the Adviser.
7

It is understood and hereby agreed that the name “Advisors Series Trust” or “AST” is the property of the Trust for copyright and all other purposes. The Adviser undertakes and agrees that, in the event that the Adviser shall cease to act as investment adviser to the Fund, the Adviser shall promptly take all necessary and appropriate action to discontinue use of the Trust’s name and will further refrain from using the Trust’s name; provided, however, that the Adviser may continue to use the Trust’s name for the sole purpose of identifying the Trust as an account formerly managed by the Adviser or as otherwise consented to by the Trust in writing prior to such use.

It is additionally understood and hereby agreed that the name “Medalist Partners, LP,” “Medalist” or any reasonable derivation of the same, is the property of the Adviser for copyright and all other purposes. The Trust undertakes and agrees that, in the event that the Adviser shall cease to act as investment adviser to the Fund, the Trust shall promptly take all necessary and appropriate action to discontinue use of the Adviser’s name and will further refrain from using the Adviser’s name; provided, however, that the Trust may continue to use the Adviser’s name for the sole purpose of identifying the Trust as an account formerly managed by the Adviser or as otherwise consented to by the Adviser in writing prior to such use.

16.TERMINATION; NO ASSIGNMENT.

a.This Agreement may be terminated by the Trust on behalf of the Fund at any time without payment of any penalty or by vote of a majority of the outstanding voting securities of the Fund, at any time, with or without cause, and without payment of any penalty. This Agreement may also be terminated by the Adviser, with or without cause, and without payment of any penalty, upon thirty (30) days’ written notice to the Fund. In the event of a termination or non-renewal of this Agreement, the Adviser shall cooperate in the orderly transfer of the Fund’s affairs and, at the request of the Board of Trustees, transfer, at the Fund’s expense, any and all books and records of the Fund maintained by the Adviser on behalf of the Fund to the Fund or its delegate.

b.This Agreement shall terminate automatically in the event of any assignment transfer or thereof, as defined in the Investment Company Act.

17.BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the Investment Company Act, the Adviser hereby agrees that all records which it maintains for the Fund is the property of the Trust and further agrees to surrender promptly to the Trust copies of any of such records upon the Trust’s request, provided, however, that Adviser may retain copies of any records to the extent required for it to comply with applicable laws. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the Investment Company Act the records relating to its activities hereunder required to be maintained by Rule 31a-1 under the Investment Company Act and to preserve the records relating to its activities hereunder required by Rule 204-2 under the Advisers Act for the period specified in said Rule.

18.Nonpublic Personal Information.

Notwithstanding any provision herein to the contrary, the Adviser agrees on behalf of itself and its managers, members, officers, and employees (1) to treat confidentially and as proprietary information of the Trust (a) all records and other information relative to the Fund’s prior, present, or potential shareholders (and clients of said shareholders) and (b) any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P (“Regulation S-P”), promulgated under the Gramm-Leach-Bliley Act (the “G-L-B Act”); and (2) except after prior notification to and approval in writing by the Trust, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Trust and communicated in writing to the Adviser. Such written approval shall not be unreasonably withheld by the Trust and may not be withheld where the Adviser may be
8

exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities.

19.ANTI-MONEY LAUNDERING COMPLIANCE.

The Adviser acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any implementing regulations thereunder (together, “AML Laws”), the Trust has adopted an Anti-Money Laundering Policy. The Adviser agrees to comply with the Trust’s Anti-Money Laundering Policy and the AML Laws, as the same may apply to the Adviser, now and in the future; provided, however, that the Adviser shall not be liable in respect of any failure by it to comply with changes to the Trust’s Anti-Money Laundering Policy of which it has not been notified in writing by the Trust a reasonable time in advance of the effectiveness of such changes. The Adviser further agrees to provide to the Trust and/or the administrator such reports, certifications and contractual assurances as may be reasonably requested by the Trust. The Trust may disclose information regarding the Adviser to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.

20.CERTIFICATIONS; DISCLOSURE CONTROLS AND PROCEDURES.

The Adviser acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the implementing regulations promulgated thereunder, the Trust and the Fund is required to make certain certifications and have adopted disclosure controls and procedures. To the extent reasonably requested by the Trust, the Adviser agrees to use its best efforts to assist the Trust and the Fund in complying with the Sarbanes-Oxley Act and implementing the Trust’s disclosure controls and procedures. The Adviser agrees to inform the Trust of any material development related to the Fund that the Adviser reasonably believes is relevant to the Fund’s certification obligations under the Sarbanes-Oxley Act.

21.SEVERABILITY.

If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

22.CAPTIONS.

The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

23.GOVERNING LAW.

This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act and the Advisers Act and any rules and regulations promulgated thereunder.
9

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all on the day and year first above written.

ADVISORS SERIES TRUST on behalf of the series listed on Schedule A	Medalist Partners, LP

By: ___________________	By: _______________________
Name: Jeffrey T. Rauman	Name: Greg Richter
Title: President	Title: Chief Executive Officer
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SCHEDULE A

Series or Fund of Advisors Series Trust	Annual Fee Rate as a Percentage of Average Daily Net Assets
Medalist Partners MBS Total Return Fund	0.60% of average net assets up to $1.5 billion, 0.55% of average net assets up to $2.5 billion, and 0.50% of average net assets in excess of $2.5 billion
Medalist Partners Short Duration Fund	0.35%

11

SEMPER Funds

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY CARD

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

4. By **PHONE** with a live operator when you call toll-free (800)-290-6428 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER **12345678910**

Semper MBS Total Return Fund
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 20, 2023

The undersigned hereby appoints Jeffrey T. Rauman, Kevin J. Hayden, and Elaine E. Richards, as proxies of the undersigned, with full power of substitution, and hereby authorizes either of them to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 11:00 Central time, on September 20, 2023, at the offices of U.S. Bank Global Fund Services, 777 East Wisconsin Avenue, 5th Floor, Milwaukee, Wisconsin 53202] (the “Meeting”). All shareholders are encouraged to cast a vote for their shares prior to September 20, 2023 so that Fund may reach a quorum to hold the Meeting and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. This proxy will be governed by and construed in accordance with the laws of the State of Delaware and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the State of Delaware and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 290-6428. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding Availability of Proxy Materials for the Special Meeting of Shareholders to be held September 20, 2023. The Proxy Statement for this meeting is available at:

[https://vote.proxyonline.com/semper/docs/proxy2023.pdf]

[PROXY ID NUMBER HERE]     [BAR CODE HERE]      [CUSIP HERE]

Semper MBS Total Return Fund	PROXY CARD
YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

_______________________________________________________________ SIGNATURE (AND TITLE IF APPLICABLE) DATE _______________________________________________________________ SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Fund’s Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

	FOR	AGAINST	ABSTAIN
1.	To approve an Investment Advisory Agreement between Medalist Partners LP and the Trust, on behalf of the Fund. ○	○	○
2.	To transact such other business as may properly come before the Special Meeting and any adjournments thereof.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]     [BAR CODE HERE]      [CUSIP HERE]

Semper Short Duration Fund
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 20, 2023

The undersigned hereby appoints Jeffrey T. Rauman, Kevin J. Hayden, and Elaine E. Richards, as proxies of the undersigned, with full power of substitution, and hereby authorizes either of them to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 11:00 Central time, on September 20, 2023, at the offices of U.S. Bank Global Fund Services, 777 East Wisconsin Avenue, 5th Floor, Milwaukee, Wisconsin 53202] (the “Meeting”). All shareholders are encouraged to cast a vote for their shares prior to September 20, 2023 so that Fund may reach a quorum to hold the Meeting and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. This proxy will be governed by and construed in accordance with the laws of the State of Delaware and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the State of Delaware and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 290-6428. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding Availability of Proxy Materials for the Special Meeting of Shareholders to be held September 20, 2023. The Proxy Statement for this meeting is available at:

[https://vote.proxyonline.com/semper/docs/proxy2023.pdf]

[PROXY ID NUMBER HERE]     [BAR CODE HERE]      [CUSIP HERE]

Semper Short Duration Fund	PROXY CARD
YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.	_______________________________________________________________ SIGNATURE (AND TITLE IF APPLICABLE) DATE _______________________________________________________________ SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Fund’s Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

	FOR	AGAINST	ABSTAIN
1.	To approve an Investment Advisory Agreement between Medalist Partners LP and the Trust, on behalf of the Fund. ○	○	○
2.	To transact such other business as may properly come before the Special Meeting and any adjournments thereof.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]     [BAR CODE HERE]      [CUSIP HERE]